UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

     1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System.
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MOATXInvestor Shares
   CASTXClass C

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2012

Dear Fellow Shareholders:

We want to provide our shareholders with a sense of confidence during volatile markets. We attempt to navigate difficult markets by investing in well-managed and financially-sound companies purchased at a significant discount to our conservative estimate of their intrinsic value. In borrowing from the quote attributed to investor Russell Sage, we buy well-made straw hats in the winter.

The equity market, as measured by the S&P 500® Index, has been streaky over the past year. The last four quarterly returns of the S&P 500® Index have been -13.87%, +11.82%, +12.59%, and -2.75% . The Castle Focus Fund produced quarterly returns of -4.99%, +7.86%, +2.87%, and -1.31% over the one year period ended June 30, 2012. Despite starting the period with a quarterly loss of 13.87%, the S&P produced a gain of 5.45% for the one year period ended June 30, 2012. The Fund gained 4.04% over the same one year period, while our quarterly returns were noticeably less bumpy. While the Fund participated in approximately 74% of the one year upward move of the overall market, we also lost considerably less during quarters when markets pulled back. For example, we participated in approximately 36% of the downside move that the S&P 500® Index experienced in the first quarter of the Fund's fiscal year - during this one quarter, the Fund was down 4.99% while the S&P 500® Index lost 13.87% in the quarter ended September 30, 2011.

Thank you for your investment in the Fund.

Kind Regards,

Caeli Andrews Co-Founder, Managing Director Castle Investment Management	Andrew Welle Co-Founder, Managing Director Castle Investment Management

2012 Annual Report 1

Dear Castle Focus Fund Shareholder:

We are pleased to report the results of our second full year as sub-advisor to the Castle Focus Fund. For the year ended June 30, 2012, the Investor Class Shares ("The Fund") returned 4.04% .

The volatility of the stock market was a primary contributing factor to fund performance. Over the past year, the S&P 500® Index experienced two quarters in which it moved up by more than 11%. The Fund participated in these upward moves, although at a more moderate pace. The S&P 500® Index also lost 13.87% in the third quarter of 2011. Importantly, the Fund moved down considerably less during this losing quarter: -4.99% . Consistent with our primary objectives, by limiting losses during this tough quarter, the Fund was able to quickly recover and resume the compounding process. As a result, over the course of this very volatile year, the Fund returned 4.04%, while the S&P 500® Index produced a return of 5.45% . The Fund's substantial position in cash and cash equivalents was also a primary driver of our 12 month performance. Cash, of course, can help to limit volatility in both upward- and downward-moving markets. We also like the optionality of cash as it allows us the flexibility to be buyers when the overall market is inclined to sell. We were able to put some cash to work by purchasing what we believe are great companies at great entry prices. We started the year with a cash position of 32.25% and ended the year at 18.29% .

Our process stresses compounding shareholder capital over a full market cycle, as we contend a long-term outlook (at least 5 years) permits for appropriately preserving and growing capital. As the capital markets have, in our view, become increasingly subject to emotion, as evidenced by this last year's volatility, we continue to find great values that are seemingly underappreciated.

Value investing refers to picking stocks that appear cheap relative to their own fundamentals (earnings, cash flow, book value, etc.). By comparison, growth investing involves looking for companies with growing profits. When earnings growth is scarce, traders pay a premium for that growth - think Apple or Starbucks (neither company is a holding in the Fund) during the first quarter of 2012. When value underperforms growth, cheap stocks continue to become cheaper, relative to the rest of the market. However, over time, studies repeatedly show that value outperforms. Why? Investors systematically over pay for growth, and it turns out that growth is extremely difficult to forecast. When investors are confident, they pay up for future earnings. But markets are extremely complex systems and total certainty is never completely possible. Along with uncertainty, timing is always a difficult issue. As value investors, our job is to determine the fair value of a business -- not to figure out where the business' public stock will trade in one year's time.

As value investors, we have noticed the growing degree of synchronization between the economic cycle and the stock market. The reason for this increased synchronization is the role of the drivers of return. An equity portfolio derives its return from three primary sources: the purchase price in terms of valuation, the growth of the underlying business, and any change in valuation multiples. Over

2012 Annual Report 2

the long term, very little of an investor's total return is driven by changes in valuation multiples, but rather comes from dividends and the growth of these dividends. Given the persistently low starting dividend yields in today's market, investors are now more dependent on growth to generate their investment returns. Therefore, the market tends to sync up with economic growth - it needs that growth to deliver a meaningful level of return. Of course, when that growth disappears, investors force valuation multiples downward to restore the valuation support.

What does this mean for value investing? In the words of Benjamin Graham:

Since common stocks are subject to recurrent and wide fluctuations in their prices, the intelligent investor should be interested in the possibilities of profiting from these pendulum swings. There are two possible ways by which he may try to do this: the way of timing and the way of pricing. By timing, we mean the endeavor to anticipate the action of the stock market - to buy or hold when the future course is deemed to be upwards, to sell or refrain from buying when the course is downwards. By pricing, we mean the endeavor to buy stocks when they are quoted below their fair value and to sell them when they rise above such value.

Kind Regards,

Robert J. Mark	Larry J. Redell
Portfolio Manager	St. James Investment Company
St. James Investment Company

2012 Annual Report 3

CASTLE FOCUS FUND (Unaudited)

CASTLE FOCUS FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2012.

		Since
	1 Year(A)	Inception(A)
Investor Shares	4.04%	10.00%
CLASS C (without CDSC)**	2.98%	8.94%
CLASS C (with CDSC)**	1.98%	8.94%

The Fund's Total Annual Operating Expense Ratios (from November 1, 2011 Prospectus):
Investor Shares – Gross 1.65%, Net 1.49%; Class C – Gross 2.65%, Net 2.49%

The Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund, and (b) the Annual Operating Expense Ratios were reported based on the contractual waiver of Service Fees which went effective November 1, 2011. For information regarding the contractual waiver of the Service Fees, please see Note 4 in the Notes to the Financial Statements.

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Focus Fund commenced operations on July 1, 2010.

(B) The S&P 500 is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

** Class C shares of the Fund are offered at their NAV without sales charge. However, Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within one year of the original purchase date. No CDSC will be charged if redeemed after one year of the purchase date.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-703-260-1921. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2012 Annual Report 4

CASTLE FOCUS FUND (Unaudited)

                                                Castle Focus Fund
                                 by Sectors (as a percentage of Net Assets)

               *Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling 703-260-1921. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 703-260-1921. This information is also available on the SEC’s website at http://www.sec.gov.

2012 Annual Report 5

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

Investor Shares
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2012
	January 1, 2012	June 30, 2012	to June 30, 2012

Actual	$1,000.00	$1,015.19	$7.11

Hypothetical	$1,000.00	$1,017.80	$7.12
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Investor Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class C
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2012
	January 1, 2012	June 30, 2012	to June 30, 2012

Actual	$1,000.00	$1,010.26	$12.10

Hypothetical	$1,000.00	$1,012.83	$12.11
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 2.42% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2012 Annual Report 6

Castle Focus Fund

		Schedule of Investments
			June 30, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Business Services, NEC
240,000	Western Union Co.	$4,041,600	3.74%
Crude Petroleum & Natural Gas
100,000	TOTAL S.A. **	4,495,000	4.16%
Electric & Other Services Combined
140,000	Exelon Corp.	5,266,800	4.87%
Electromedical & Electrotherapeutic Apparatus
115,000	Medtronic, Inc.	4,453,950	4.12%
Engineering, Accounting, Research, Management
100,000	Paychex Inc.	3,141,000	2.90%
Fire, Marine & Casualty Insurance
85,000	W.R. Berkley Corporation	3,308,200	3.06%
Food and Kindred Products
130,000	Campbell Soup Company	4,339,400	4.01%
Gold and Silver Ores
90,000	Newmont Mining Corporation	4,365,900	4.04%
Groceries & Related Products
155,000	Sysco Corp.	4,620,550	4.27%
Malt Beverages
110,000	Molson Coors Brewing Company Class B	4,577,100	4.23%
Natural Gas Transmission & Distribution
80,000	Spectra Energy Corp.	2,324,800	2.15%
Petroleum Refining
35,000	Exxon Mobil Corp.	2,994,950	2.77%
Pharmaceutical Preparations
65,000	Johnson & Johnson	4,391,400
120,000	Novartis AG **	6,708,000
		11,099,400	10.26%
Prepackaged Software
150,000	Microsoft Corporation	4,588,500	4.24%
Pumps & Pumping Equipment
50,000	Xylem Inc.	1,258,500	1.16%
Retail - Drug Stores and Proprietary Stores
60,000	CVS Caremark Corporation	2,803,800	2.59%
Savings Institution, Federally Chartered
150,000	People’s United Financial, Inc.	1,741,500	1.61%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
85,000	Procter & Gamble Co.	5,206,250	4.81%
Surgical & Medical Instruments & Apparatus
55,000	Becton, Dickinson and Company	4,111,250	3.80%
Telephone Communications (No Radiotelephone)
150,000	France Telecom **	1,966,500	1.82%
Variety Stores
20,000	Wal-Mart Stores Inc.	1,394,400	1.28%
Total for Common Stocks (Cost - $78,739,675)		$82,099,350	75.89%
CLOSED - END FUNDS
420,000	Sprott Physical Gold Trust * (Canada)	5,791,800	5.35%
(Cost - $6,093,047)
EXCHANGE TRADED FUNDS
3,200	SPDR Gold Shares *	496,608	0.46%
(Cost - $409,313)

* Non-Income Producing Security. ** ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 7

Castle Focus Fund

	Schedule of Investments
		June 30, 2012
Shares/Principal Amount	Fair Value	% of Net Assets
MONEY MARKET FUNDS
19,780,722 Invesco Short Term Investments Treasury Portfolio 0.02% ***	19,780,722	18.29%
(Cost - $19,780,722)
Total Investments	108,168,480	99.99%
(Cost - $105,022,757)
Other Assets in Excess of Liabilities	9,214	0.01%
Net Assets	$108,177,694	100.00%

*** Variable Rate Security; The Yield Rate shown represents the 7-day yield at June 30, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 8

Castle Focus Fund

Statement of Assets and Liabilities
June 30, 2012
Assets:
Investment Securities at Fair Value	$108,168,480
(Cost - $105,022,757)
Cash	220,248
Receivables:
Dividends and Interest	141,851
Shareholder Purchases	271,336
Total Assets	108,801,915
Liabilities:
Payable for Shareholder Redemptions	485,876
Accrued Advisory Fees	84,777
Accrued Service Fees	36,170
Accrued Distribution and Service (12b-1) Fees	17,398
Total Liabilities	624,221
Net Assets	$108,177,694
Net Assets Consist of:
Paid In Capital	103,341,039
Accumulated Undistributed Net Investment Income	497,517
Accumulated Undistributed Realized Gain on Investments - Net	1,193,415
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	3,145,723
Net Assets	$108,177,694

Investor Shares
Net Assets	$100,667,702
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	5,581,781
Net Asset Value and Offering Price Per Share	$18.04
Minimum Redemption Price Per Share ($18.04x0.98)*	$17.68

Class C
Net Assets	$7,509,992
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	423,574
Net Asset Value and Offering Price Per Share	$17.73
Minimum Redemption Price Per Share with CDSC fee ($17.73x0.99)**	$17.55
Minimum Redemption Price Per Share ($17.73x0.98)*	$17.38

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.
** A contingent deferred sales charge ("CDSC") of 1% may be charged on shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption and/or CDSC fees. An additional 2% redemption fee may be applied if shares are redeemed within 90 days of purchase for a maximum charge of 3%.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 9

Castle Focus Fund

Statement of Operations
For the fiscal year ended June 30, 2012
Investment Income:
Dividends (Net of foreign withholding tax and fees of $95,173)	$1,703,323
Interest	4,140
Total Investment Income	1,707,463
Expenses:
Advisory Fees	770,598
Service Fees	446,947
Distribution and Service (12b-1) Fees - Class C	47,525
Total Expenses	1,265,070
Less: Expenses Waived	(100,646)
Net Expenses	1,164,424
Net Investment Income	543,039
Realized and Unrealized Gain on Investments:
Realized Gain on Investments	1,187,811
Change In Unrealized Appreciation on Investments	2,405,921
Net Realized and Unrealized Gain on Investments	3,593,732

Net Increase in Net Assets from Operations	$4,136,771

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 10

Castle Focus Fund

Statements of Changes in Net Assets
	7/1/2011	7/1/2010*
	to	to
	6/30/2012	6/30/2011
From Operations:
Net Investment Income	$543,039	$96,484
Net Realized Gain on Investments	1,187,811	365,641
Change in Net Unrealized Appreciation on Investments	2,405,921	739,802
Increase in Net Assets from Operations	4,136,771	1,201,927
From Distributions to Shareholders:
Net Investment Income
Investor Shares	(132,315)	(3,615)
Class C	-	-
Net Realized Gain from Security Transactions
Investor Shares	(347,679)	(169)
Class C	(18,240)	(25)
Change in Net Assets from Distributions	(498,234)	(3,809)
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Shares	86,908,161	26,752,883
Class C	5,036,849	2,572,690
Proceeds From Redemption Fees (Note 2)
Investor Shares	19,259	1,306
Class C	599	-
Shares Issued on Reinvestment of Dividends
Investor Shares	358,328	3,754
Class C	18,240	25
Cost of Shares Redeemed
Investor Shares	(16,750,703)	(1,227,116)
Class C	(283,273)	(69,963)
Net Increase from Shareholder Activity	75,307,460	28,033,579
Net Increase in Net Assets	78,945,997	29,231,697
Net Assets at Beginning of Period	29,231,697	-
Net Assets at End of Period (Including Accumulated Undistributed	$108,177,694	$29,231,697
Net Investment Income of $497,517 and $92,869, respectively)
Share Transactions:
Issued
Investor Shares	4,975,880	1,597,633
Class C	287,779	154,930
Reinvested
Investor Shares	20,256	226
Class C	1,043	1
Redeemed
Investor Shares	(941,173)	(71,041)
Class C	(16,068)	(4,111)
Net Increase in Shares	4,327,717	1,677,638
Shares Outstanding at Beginning of Period	1,677,638	-
Shares Outstanding at End of Period	6,005,355	1,677,638

* Commencement of operations. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 11

Castle Focus Fund

Financial Highlights - Investor Shares
Selected data for a share outstanding throughout the period:	7/1/2011	7/1/2010*
	to	to
	6/30/2012	6/30/2011
Net Asset Value -
Beginning of Period	$17.44	$15.00
Net Investment Income/(Loss) (a)	0.14	0.15
Net Gains or Losses on Securities
(realized and unrealized)	0.56	2.30
Total from Investment Operations	0.70	2.45
Proceeds from Redemption Fees	- +	- +
Distributions (From Net Investment Income)	(0.03)	(0.01)
Distributions (From Capital Gains)	(0.07)	- +
Total Distributions	(0.10)	(0.01)
Net Asset Value -
End of Period	$18.04	$17.44
Total Return (b)	4.04%	16.34%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	100,668	26,624
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.58%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.63%	0.86%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.76%	0.86%
Portfolio Turnover Rate	24.38%	39.80%

Castle Focus Fund

Financial Highlights - Class C
Selected data for a share outstanding throughout the period:	7/1/2011	7/1/2010*
	to	to
	6/30/2012	6/30/2011
Net Asset Value -
Beginning of Period	$17.29	$15.00
Net Investment Income/(Loss) (a)	(0.04)	(0.03)
Net Gains or Losses on Securities
(realized and unrealized)	0.55	2.32
Total from Investment Operations	0.51	2.29
Proceeds from Redemption Fees	- +	-
Distributions (From Net Investment Income)	-	-
Distributions (From Capital Gains)	(0.07)	- +
Total Distributions	(0.07)	-
Net Asset Value -
End of Period	$17.73	$17.29
Total Return (b)	2.98%	15.27%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	7,510	2,608
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.58%	2.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.36%	-0.19%
After Reimbursement
Ratio of Expenses to Average Net Assets	2.45%	2.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.23%	-0.19%
Portfolio Turnover Rate	24.38%	39.80%

* Commencement of operations.
+ Amount was less than $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 12

NOTES TO THE FINANCIAL STATEMENTS
CASTLE FOCUS FUND
June 30, 2012

1.) ORGANIZATION:
Castle Focus Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 28, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2012, there were ten series authorized by the Trust. The Fund commenced operations on July 1, 2010. The Fund currently offers Investor Shares and Class C shares. The classes differ principally in their respective distribution expenses and service arrangements as well as their respective sales charge structure. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Shares of the Fund are sold at the net asset value (the “NAV”) without an initial sales charge and are not subject to 12b-1 distribution fees. Additionally, Class C shares may be subject to a contingent deferred sales charge (“CDSC”) as described in Note 2 and 12b-1 distribution fees as described in Note 5. The Fund's investment objective is to seek long-term capital appreciation. The Investment Adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the Sub-Adviser to the Fund is St. James Investment Company, LLC (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended June 30, 2012, proceeds from redemption fees were $19,259 and $599 for Investor Shares and Class C, respectively. Class C shares are also subject to a CDSC for redemptions made within twelve months of purchase. The CDSC is 1.00% of the lesser of the original purchase price or the value of shares being redeemed.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended June 30, 2012, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2012 Annual Report 13

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. At June 30, 2012, accumulated undistributed net investment income was reduced by $6,076 and net accumulated undistributed realized gain on investments was increased by $6,076 due to the tax treatment of grantor trusts.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchases are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method. Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2012 Annual Report 14

Notes to the Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, closed-end funds and exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$82,099,350	$0	$0	$82,099,350
Closed-End Funds	5,791,800	0	0	5,791,800
Exchange Traded Funds	496,608	0	0	496,608
Money Market Funds	19,780,722	0	0	19,780,722
Total	$108,168,480	$0	$0	$108,168,480

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2012. There were no transfers into or out of the levels during the fiscal year ended June 30, 2012. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Adviser receives a fee of 1.00% per year of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-advisor fee. For the fiscal year ended June 30, 2012, the Adviser received management fees totaling $770,598. At June 30, 2012, the Fund owed $84,777 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust and (iii) executive and administra-

2012 Annual Report 15

Notes to the Financial Statements - continued

tive services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the Securities and Exchange Commission, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2012, the Adviser earned service fees of $446,947. At June 30, 2012, the Fund owed the Adviser service fees of $36,170. Effective November 1, 2011 the Adviser has contractually agreed to waive Services Agreement fees by 0.16% of its average daily net assets through October 31, 2012. The Services Agreement fee waiver will automatically terminate on October 31, 2012 unless it is renewed by the Adviser. A total of $100,646 was waived for the period of November 1, 2011 through June 30, 2012.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the Class C shares of the Fund. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class C shares. This Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund's Class C shares for activities primarily intended to result in the sale of those shares. These activities include payment to entities for providing distribution and shareholder servicing with respect to the Fund's shares. The 1.00% for the Class C shares is comprised of a 0.25% service fee and a 0.75% distribution fee. The Fund incurred distribution and service (12b-1) fees of $47,525 for Class C shares, during the fiscal year ended June 30, 2012. At June 30, 2012 the Fund owed distribution and service (12b-1) fees of $17,398 for Class C shares.

During the fiscal year ended June 30, 2012, the Adviser received $1,138 resulting from CDSC fees incurred by Class C shareholders.

6.) RELATED PARTY TRANSACTIONS
A control person of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $1,000 each in Trustees’ fees for the fiscal year ended June 30, 2012 by the Adviser.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $78,868,936 and $13,878,734, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of securities owned at June 30, 2012 was $105,017,738.

At June 30, 2012, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$5,192,333	($2,041,591)	$3,150,742

The primary difference between book basis and tax basis is the treatment of grantor trusts.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2012, National Financial Services LLC located at 200 Liberty

2012 Annual Report 16

Notes to the Financial Statements - continued

Street, New York, New York, beneficially held for the benefit of its customers, in the aggregate, 28.63% of Investor Shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund. Accordingly, it is not known whether National Financial Services, Inc. or any of the Underlying Accounts could be deemed to control the Funds.

9.) DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares paid a distribution on December 22, 2011 of which $0.0282 per share was paid from net investment income and $0.0741 per share was paid from short-term capital gain.

Investor Shares distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Ordinary Income	$132,315	$3,615
Short-term Capital Gain	347,679	169
Long-term Capital Gain	0	0
	$479,994	$3,784

Class C also paid distributions on December 22, 2011 of which $0.0741 per share was paid from short-term capital gain.

Class C distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Ordinary Income	$ 0	$ 0
Short-term Capital Gain	18,240	25
Long-term Capital Gain	0	0
	$18,240	$ 25

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,279,441
Undistributed long-term capital gain/(accumulated losses)	406,472
Unrealized appreciation/(depreciation) - net	3,150,742
$4,836,655

2012 Annual Report 17

ADDITIONAL INFORMATION
June 30, 2012
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

On June 15, 2012, the Board of Trustees (the "Board") considered the approval of the continuation of the Investment Advisory Agreement between the Trust and Castle Investment Management, LLC (the "Adviser") on behalf of the Castle Focus Fund (the "Fund") and the Sub-Advisory Agreement between the Adviser and St. James Investment Company, LLC (the "Sub-Adviser") (collectively, the "Agreements").

In approving the Agreements, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund, the Adviser and the Sub-Adviser; (ii) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and Sub-Adviser and their respective affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser's and Sub-Adviser's practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser and Sub-Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser's and Sub-Adviser's investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund, the Adviser and Sub-Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser and Sub-Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser and Sub-Adviser are responding to them; and (viii) a memorandum from Legal Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and Sub-Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund's performance and expenses; and (iv) benefits to be realized by the Adviser and Sub-Adviser from their relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by the Adviser and Sub-Adviser
In considering the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser, the Trustees reviewed the responsibilities of the Adviser and Sub-Adviser under the Agreements. The Trustees reviewed the services being provided by the Adviser and Sub-Adviser including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund's investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Fund among the Adviser and the service providers and the Independent Trustees; and the efforts of the Adviser to promote the Fund and grow its assets. The Trustees noted the Adviser's and Sub-Adviser's continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems; and the continued cooperation with the Independent Trustees and Legal Counsel for the Fund. The Trustees evaluated the Adviser's and Sub-Adviser's personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by the Adviser and Sub-Adviser (including the Adviser's and Sub-Adviser's Form ADVs), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and the Adviser and Sub-Adviser
In considering the investment performance of the Fund and the Adviser and Sub-Adviser, the Trustees compared the short-term and since inception performance of the Fund with the perfor-

2012 Annual Report 18

Additional Information (Unaudited) - continued

mance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended April 30, 2012. The Trustees noted that for the 12 month period ended April 30, 2012, the Fund outperformed its Peer Group average and slightly underperformed its benchmark index. After reviewing and discussing the investment performance of the Fund further, the Adviser's and Sub-Adviser's experience managing the Fund, their historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund, the Adviser and Sub-Adviser was satisfactory.

3. Costs of the Services to be provided and profits to be realized by the Adviser and Sub-Adviser
In considering the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser's and Sub-Adviser's financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser and Sub-Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of 1.49% for Investor Class Shares and 2.49% for Class C Shares were above the Peer Group average of 1.24% . The Investor Class Shares expense ratio was within the range of the Peer Group and the Class C Shares were at the high end of the Peer Group. It was also noted that Class C Shares had significant less assets than the Peer Group average. The Trustees also reviewed the management fee of 1.00%, and although it was at the high end of the Peer Group, it was within the range of the Peer Group Average. The Trustees recognized that the Adviser instituted a 0.16% waiver of its fees under the Services Agreement with the Trust effective November 1, 2011 which is recognized in the current expense ratio. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser (and in turn the Adviser's payment to the Sub-Adviser) and the profits to be realized by the Adviser and Sub-Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser.

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the Fund's size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund's shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. The Trustees also recognized that the Adviser instituted a 0.16% waiver of its fees under the Services Agreement. In light of its ongoing consideration of the Fund's asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser.

5. The Adviser's and Sub-Adviser's Practices Regarding Possible Conflicts of Interest
In considering the Adviser's and Sub-Adviser's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser's and Sub-Adviser's respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser's and Sub-Adviser's potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser's and Sub-Adviser's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the approval of the continuation of the Agreements. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board's consensus (including a majority of the independent Trustees) that the fees to be paid to the Adviser and Sub-Adviser, pursuant to the Agreements, were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable and within a range of what could have been negotiated at arms-length in light of all surrounding circumstances, including such services to be rendered and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

2012 Annual Report 19

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Castle Focus Fund
(a series of PFS Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Focus Fund, (the "Fund") as of June 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Focus Fund as of June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
August 23, 2012

2012 Annual Report 20

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 800.590.0898. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence(2),	Trustee	Indefinite Term;	General Partner and Portfolio	10	Blue Chip
Year of Birth: 1938	and	Since 2000	Manager for Value Trend Capital		Investor Funds
	President		Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	10	Blue Chip
Year of Birth:1969	Secretary	Since 2000	Manager for Value Trend Capital		Investor Funds,
	and		Management, LP (1995 to current).		Sycuan Funds,
	Treasurer		CEO, Premier Fund Solutions, Inc.
(2001 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-	N/A	N/A
	Officer	Officer Since	ance and consulting) since 3/07;
		2010	previously, Vice President of
Compliance Administration, The
Nottingham Company (investment
company administrator and fund
accountant), 3/98-3/07.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	10	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	10	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds,
			and business attorney (1970 to cur-		Sycuan Funds
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	10	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor Funds,
			President of Lubrication Specialists,		Sycuan Funds,
			Inc. (1996 to current).		Temecula
Valley Bank

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2012 Annual Report 21

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
St. James Investment Company, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Castle
Focus Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Focus Fund
7105 Marine Drive
Alexandria, Virginia 22307
www.castleim.com
703-260-1921

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/12	FYE 6/30/11
Audit Fees	$15,000	$11,203
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$850	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 6/30/12	FYE 6/30/11
Registrant	$2,850	$2,850
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/29/12

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/29/12